SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 5, 2001

                                  ----------


                         VISHAY INTERTECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)

                          Commission File Number 1-7416


           Delaware                                         38-1686453
(State or other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                        Identification Number)


                  63 Lincoln Highway, Malvern, PA 19355-2120
                   (Address of Principal Executive Offices)
                                   (Zip Code)


                                (610) 644-1300
             (Registrant's telephone number, including area code)


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Item 5.         Other Events.

         Filed herewith are copies of:

         (a) Form of Opinion of Kramer Levin Naftalis & Frankel LLP as to certain federal income tax consequences relating to the proposed merger of a subsidiary of Vishay Intertechnology, Inc. ("Vishay") with and into General Semiconductor, Inc. ("General Semiconductor"), as described in the joint proxy statement/prospectus dated October 2, 2001 included in the Registration Statement on Form S-4, as amended, filed by Vishay (Registration No. 333-69004).

         (b) Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson as to certain federal income tax consequences relating to the proposed merger of a subsidiary of Vishay with and into General Semiconductor, as described in the joint proxy statement/prospectus dated October 2, 2001 included in the Registration Statement on Form S-4, as amended, filed by Vishay (Registration No. 333-69004).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)    Financial Statements of Businesses Acquired:

                Not applicable.

         (b)    Pro Forma Financial Information:

                Not applicable.

         (c)    Exhibits:

                The following exhibits are incorporated by reference into the Registration Statement on Form S-4 (Registration No. 333-69004) as exhibits 8.3 and 8.4 to such Registration Statement:

                99.1 Exhibit 8.3 - Form of Opinion of Kramer Levin Naftalis & Frankel LLP as to certain federal income tax consequences

                99.2 Exhibit 8.4 - Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson as to certain federal income tax consequences


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2001

                                    VISHAY INTERTECHNOLOGY, INC.




                                    /s/ Robert A. Freece
                                    ------------------------------------
                                    Robert A. Freece
                                    Senior Vice President


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                          VISHAY INTERTECHNOLOGY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX




Exhibit No.      Description
-----------      -----------

   99.1 Exhibit 8.3 - Form of Opinion of Kramer Levin Naftalis & Frankel LLP as to certain federal income tax consequences

   99.2 Exhibit 8.4 - Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson as to certain federal income tax consequences